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                                                                 EXHIBIT 10.18.1


                         [LETTERHEAD OF MIDLAND BANK]


                                 June 3, 1996


Mr. Michael J. Drennan
Vice President -Finance
International Imaging Materials, Inc.
310 Commerce Drive
Amherst, New York 14228-2396


Dear Mike:

        We are please to advise you that Marine Midland Bank, is willing to make available to you a discretionary line of credit on the following terms:


Borrower:       International Imaging Materials, Inc.

Amount: $10,000,.000 in the aggregate at any one time outstanding

Nature: Advances will be made at the discretion of the Bank and will be payable on demand.

Interest Rate
  Options: Prime Rate of Marine Midland Bank or such other rate as may be quoted as in effect from time to time, including LIBor plus 20 basis points.

Collateral:     Unsecured.

Financial
  Statements:   Quarterly within 45 days of quarters end, and
                annually within 90 days of the fiscal year end.

Purpose:        Working capital and letters of credit.

        The facility will be available until March 31, 1997 unless extended, replaced, or terminated by either party. This facility shall be under continuous review, and our decision to extend or renew will be based, in part, upon receipt of timely annual and quarterly financial statements. Unless we mutually agree otherwise this facility will not be available after March 31, 1997.
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Mr. Michael J. Drenan
June 3, 1996
Page 2

        We believe the aforementioned facility should meet your requirements. If the terms of this letter are acceptable to you please execute and return the enclosed duplicate original of this letter by June 21, 1996 or this letter shall become null and void .


        Should you have any questions as to any aspect of this financing, please contact me.


                              Very truly yours,

                              /s/ Cary J. Haller

                              Cary J. Haller
                              Vice President

Agreed and accepted this     11th      day of June, 1996
                         -------------        ----


INTERNATIONAL IMAGING MATERIALS, INC.

BY:/s/ Michael J. Drennan     VP Finance
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CJH/keb
Enclosure